                                                                    Exhibit 10.9


                            SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated the 12th day of December, 2000, is by and among CMGI, Inc. ("CMGI") and NaviSite, Inc. ( the "Company"). Certain other terms used herein are defined in section 1.1.

     CMGI and the Company are entering into this Agreement in order to set forth the relative rights among the Senior Lenders and the Subordinated Lenders in respect of certain indebtedness and obligations owing to such parties by the Company.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Subordination of Subordinated Indebtedness.  The payment of the
     ------------------------------------------
Subordinated Indebtedness and the rights of the holders thereof are subordinated to the payment of the Superior Indebtedness and the rights of the holders thereof to the extent specified in this section 1.

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
have the following respective meanings:

          "Bankruptcy Code" shall mean 11 U.S.C. (S) 101 et seq., as from time
           ---------- ----                               -- ---
     to time hereafter amended, and any successor or similar statute.

          "Blockage Period" shall have the meaning specified in section 1.4.
           -------- ------

          "Covenant Default" shall have the meaning specified in section 1.4.
           -------- -------

          "Liquidation Payment" shall have the meaning specified in section 1.3.
           ----------- -------

          "Payment Default" shall have the meaning specified in section 1.4.
           ------- -------

          "Permissible Securities" shall mean (a) any debt securities the
           ----------- ----------              -
     payment of which is subordinated, at least to the extent provided in this section 1 with respect to the Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and all securities issued in exchange therefor and (b) any shares of common stock of the Company.
                               -

          "Person" shall mean an individual, a corporation, a limited liability
           ------
     company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

          "Senior Lenders" shall mean any bank or other financial institution
           ------ -------
     which is the holder of any notes evidencing any Superior Indebtedness.

          "Subordinated Indebtedness" shall mean the principal amount of the
           ------------ ------------
     Indebtedness evidenced by the Subordinated Notes, together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding), and premium and any other amount (including any fee or expense) due thereon or payable, if any, with respect thereto, including any such amounts payable by any guarantor thereof.

          "Subordinated Lenders" shall mean CMGI and each other holder from time
           ------------ -------
     to time of the Subordinated Notes.

          "Subordinated Notes" shall mean the Company's unsecured, subordinated
           ------------ -----
     convertible notes due December 12, 2003, together with any notes issued in exchange therefor or replacement thereof.

          "Subordination Notice" shall have the meaning specified in section
           ------------- ------
     1.4.

          "Superior Indebtedness" shall mean the principal amount of any
           -------- ------------
     indebtedness of the Company now outstanding or hereafter created, incurred or assumed, from any bank or other financial institution (or any amendment, substitution, replacement or refinancing thereof), together with any interest (including any interest accruing after the commencement of any action or proceeding under any bankruptcy, insolvency or other similar law, and any interest that would have accrued but for the commencement of any such proceeding, whether or not any such interest is allowed as an enforceable claim in such proceeding) and premium or other amount (including any fee or expense) due thereon or payable with respect thereto, including any such amounts payable by any guarantor thereof; provided that,
                                                                  -------- ----
     the aggregate maximum amount of such indebtedness constituting Superior Indebtedness shall be $30,000,000, plus accrued interest thereon (the "Maximum Amount"), and any amount of such indebtedness in excess of the Maximum Amount outstanding at any time, or from time to time, shall not be Superior Indebtedness.

     1.2  Subordinated Indebtedness Subordinated to Superior Indebtedness; No
          -------------------------------------------------------------------
Amendments.
----------

          (a) The Company for itself and its successors and assigns, and for its subsidiaries and the successors and assigns of such subsidiaries, covenants and agrees, and each holder of any Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, notwithstanding anything to the contrary in any of the Subordinated Notes or any other agreement, document or instrument related thereto, that the payment of the Subordinated Indebtedness shall be subordinated to the extent and in the manner set forth in this section 1, to the prior payment of Superior Indebtedness, up to the Maximum Amount, and that each Senior Lender that is the holder of Superior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Superior Indebtedness in reliance upon the provisions contained in this section 1. No present or future holder of Superior Indebtedness shall be prejudiced in the right to enforce the subordination of the Subordinated Indebtedness effected pursuant to this section 1 by any act or failure to act on the part of the Company.

          (b) Neither this section 1 nor any of the terms of the Subordinated Indebtedness relating to the timing or amount of any payment (or prepayment) of the principal of or premium, if any, or interest on the Subordinated Indebtedness, shall be amended without the written consent of the Company and the Senior Lenders holding not less than a majority in aggregate principal amount of the Superior Indebtedness at the time outstanding; provided, however, that the time for payment (or prepayment)
                  --------  -------
     of principal or interest may be extended, and the rate of interest may be decreased, without the consent of the Senior Lenders.

          (c) Unless and until the Maximum Amount of the Superior Indebtedness has been repaid, the Company shall not grant to the Subordinated Lenders any lien or security interest in or on any of the assets of the Company (or either of them) to secure the Subordinated Indebtedness without the written consent of the Senior Lenders holding not less than a majority in aggregate principal amount of the Superior Indebtedness at the time outstanding.

     1.3  Dissolution, Liquidation, Reorganization, etc. Upon any payment or
          ----------------------------------------------
distribution of the assets of the Company (or any of its subsidiaries) of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment of the Company (or any of its subsidiaries) or its (or their) securities, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation or receivership proceedings, or upon a general assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company (or any of its subsidiaries), or otherwise (hereinafter a "Liquidation Payment"), then and in any such event:

          (a) the Senior Lenders shall be entitled to receive payment (or to have such payment duly provided for in a manner reasonably satisfactory to the Senior Lenders) of all amounts due or to become due on or in respect of all Superior Indebtedness, up to the Maximum Amount, before any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), is made on account of or applied to any of the Subordinated Indebtedness;

          (b) the Subordinated Indebtedness shall forthwith become due and payable, and any Liquidation Payment, whether in cash, property or securities (other than Permissible Securities), to which any Subordinated Lender would be entitled except for the provisions of this section 1, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such Liquidation Payment, directly to the Senior Lenders, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the Superior Indebtedness, for application to the payment thereof, to the extent necessary to pay the Superior Indebtedness up to the Maximum Amount after giving effect to any concurrent payment or distribution, or provision therefor, to the Senior Lenders;

          (c) each Subordinated Lender holding Subordinated Indebtedness at the time outstanding hereby irrevocably authorizes and empowers the Senior Lenders or such Senior Lender's representative to collect and receive such Senior Lender's ratable share of any Liquidation Payment and to receipt therefor, and, if any holder of Subordinated Indebtedness fails to file a claim therefor at least ten (10) calendar days prior to the date established by rule of law or order of court for such filing, to file and prove (but not to vote) such claim therefor, provided that the Senior
                                                  --------
     Lenders shall concurrently send written notice thereof to each holder of Subordinated Indebtedness together with a copy of the proof of claim so filed; and

          (d) each Subordinated Lender shall execute and deliver to the Senior Lenders or their representative or representatives all such further instruments confirming the above authorization and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be reasonably requested by the Senior Lenders or such representative or representatives, to enforce such claims and to carry out the purposes of this section 1.

     Upon any payment or distribution of assets referred to in this section 1, the Subordinated Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, insolvency, reorganization, liquidation, receivership or other proceeding is pending, or a certificate of the debtor, custodian, liquidating trustee, agent or other Person making any such payment or distribution to such Subordinated Lenders, for the purpose of ascertaining the Persons entitled to participate therein, the Senior Lenders, the then outstanding principal amount of the Superior Indebtedness and any and all amounts payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section 1.

     1.4. No Payments With Respect to Subordinated Indebtedness in Certain
          ----------------------------------------------------------------
Circumstances.
-------------

          (a) Until such time that the Maximum Amount of Superior Indebtedness has been repaid, the Company will not, and will not permit any of its subsidiaries to, directly or indirectly, make or agree to make, and neither the Subordinated Lenders nor any assignee or successor thereof will accept or receive any payment or distribution (in cash, property or securities (other than Permissible Securities) by set-off or otherwise), direct or indirect, of or on account of the Subordinated Indebtedness if, at the time of such payment or distribution or immediately after giving effect thereto:

               (i) a default in the payment when due of all or any portion of the principal of or premium, if any, or interest on any Superior Indebtedness, up to the Maximum Amount, shall have occurred (a "Payment Default"); or

               (ii) all of the following four conditions shall exist:

                    (A) a default other than a Payment Default shall have
               occurred with respect to any Superior Indebtedness which permits the Senior Lenders to immediately accelerate the maturity thereof (a "Covenant Default");

                    (B) the Company and the Subordinated Lenders shall have
               received written notice (each a "Subordination Notice") of such Covenant Default from the requisite Senior Lenders, or their representative or representatives (which notice shall state that it is a "Subordination Notice" and shall make explicit reference to the provisions of this section 1.4(a)(ii));

                    (C) such Covenant Default shall not have been cured by the
               Company or waived in writing by the requisite Senior Lenders with respect to which such Covenant Default shall have occurred; and

                    (D) less than 180 days shall have elapsed after the date of receipt by the Company and the Subordinated Lenders of such Subordination Notice (any period during which the restrictions imposed by this section 1.4(a)(ii) are in effect being hereinafter referred to as a "Blockage Period");

          provided, however, that, for the purpose of this section 1.4(a)(ii),
          --------
          (1) Blockage Periods shall not be in effect for more than an aggregate
          --
          of 180 days during any period of 360 consecutive days, (2) Blockage
                                                                  -
          Periods shall not be in effect on more than three occasions, and (3)
                                                                            -
          no facts or circumstances known to the Senior Lenders giving any Subordination Notice on the date any Subordination Notice is given may be used or shall be effective as a basis for any subsequent Subordination Notice.

          (b) The restrictions imposed by section 1.4(a) shall cease to apply and the Company may resume payments in respect of the Subordinated Indebtedness (including any payments which shall not have been made on account of the provisions of this section 1, but excluding any payments which may have become due upon any acceleration of the maturity of the Subordinated Indebtedness) or any judgment with respect thereto upon the earliest to occur of (i) the cure of the Payment Default or Covenant
                           -
     Default by the Company, (ii) the written waiver thereof by the requisite
                              --
     Senior Lenders with respect to which such Payment Default or Covenant Default shall have occurred or (iii) in the case of a Covenant Default, (A)
                                     ---                                      -
     the expiration of the applicable Blockage Period or (B) the termination of
                                                          -
     such Blockage Period by such requisite Senior Lenders.

          (c) In the event of either (i) the failure of the Company to pay the
                                      -
     principal of and interest and premium, if any, on any Superior Indebtedness upon the maturity thereof or (ii) an acceleration of the maturity of the
                                   --
     principal of any Superior Indebtedness in accordance with the terms thereof (which acceleration has not been rescinded or annulled), such Superior Indebtedness shall first be paid up to the Maximum Amount (or provision for such payment shall be made in a manner reasonably satisfactory to the Senior Lenders) before any payment or distribution (in cash, properties or securities (other than Permissible Securities), by set-off or otherwise) is made on account of or applied to the Subordinated Indebtedness.

     1.5. Payments and Distributions Received.  If any payment or distribution
          -----------------------------------
of any kind or character, whether in cash, property or securities (other than Permissible Securities), shall be received by any Subordinated Lender in contravention of this section 1, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the Senior Lenders, or their representative or representatives, ratably according to the aggregate amount remaining unpaid on account of such Superior Indebtedness, for application to the payment of the Superior Indebtedness, to the extent necessary to pay such Superior Indebtedness up to the Maximum Amount, after giving effect to any concurrent payment or distribution, or provision therefor, to the Senior Lenders. In the event of the failure of any Subordinated Lender to endorse or assign any such payment or distribution, the Senior Lenders (or such Senior Lender's representative) are (is) hereby irrevocably authorized to endorse or assign the same.

     1.6. Subrogation.  Subject to the payment of the Superior Indebtedness up
          -----------
to the Maximum Amount, then and in each such case, the Subordinated Lenders shall be subrogated to the rights of each Senior Lender to receive any further payment or distribution in respect of or applicable to the Superior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the Senior Lenders of any cash, property or securities to which any Subordinated Lender would be entitled except for the provisions of this section 1 shall, and no payment over pursuant to the provisions of this section 1 to the Senior Lenders by the Subordinated Lenders shall as between either the Company, its creditors other than the Senior Lenders and the Subordinated Lenders, be deemed to be a payment by the Company to or on account of the Superior Indebtedness.

     1.7. Certain Notices. In the event that (a) any Superior Indebtedness or
          ---------------                     -
Subordinated Indebtedness shall be transferred or shall become due and payable before the expressed maturity thereof as the result of the occurrence of a default or any event of default or (b) any term or provision of any agreement,
                                    -
document or instrument related to the Superior Indebtedness or Subordinated Indebtedness shall be amended, modified or supplemented, or compliance therewith waived, the Company will give immediate written notice in writing of such event to each Subordinated Lender and Senior Lender (together with copies of all related agreements, documents and instruments). Each notice of any transfer of any Superior Indebtedness or Subordinated Indebtedness shall include the name and address of the applicable transferee for purposes of this section 1. The Senior Lenders shall be obligated to give a Subordination Notice (as defined in section 1.4) to a holder of Subordinated Indebtedness other than the initial holders thereof only if the Senior Lenders shall have been furnished written notice of such other holder's address for purposes of this section 1. No Subordinated Lender shall be obligated to give any notice under section 1.11 to any Senior Lender unless such Subordinated Lender shall have been furnished written notice of the address of such Senior Lender for purposes of this section 1.

     Each Subordinated Lender will endeavor to furnish to the Senior Lenders (or their agent or representative) copies of any notice furnished by such holder to the Company of the occurrence of an event of default (as defined under the Subordinated Notes) and of the acceleration of any Subordinated Indebtedness, provided that the failure to furnish such copies of any such notice to the
--------
Senior Lenders shall not be actionable by any Person and shall not have any effect upon any of the rights and obligations of the parties hereto or any of the rights of any Subordinated Lender on account of any event of default (as defined under the Subordinated Notes) or otherwise.

     1.8.  Subordination Not Affected, etc.  The terms of this section 1, the
           -------------------------------
subordination effected hereby and the rights created hereby of the Senior Lenders shall not be affected by (a) any amendment or modification of or
                                  -
supplement to any Superior Indebtedness (or any renewal, extension, refinancing or refunding thereof) or any agreement, document or instrument relating thereto,
(b) any exercise or non-exercise of any right, power or remedy under or in
 -
respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto or (c) any
                                                                       -
waiver, consent, release, indulgence, delay or other action, inaction or omission, in respect of any Superior Indebtedness (or any security or collateral therefor) or pursuant to any agreement, document or instrument relating thereto, whether or not any Subordinated Lender shall have had notice or knowledge of any of the foregoing.

     1.9.  Obligations Unimpaired.  The provisions of this section 1 are solely
           ----------------------
for the purpose of defining the relative rights of the Senior Lenders, on the one hand, and the Subordinated Lenders, on the other hand, and (a) subject to
                                                                -
the rights, if any, under this section 1 of the Senior Lenders, nothing in this section 1 shall (i) impair as between either the Company and any Subordinated
                 -
Lender as to which the Company is liable, the obligation of the Company, which is unconditional and absolute, to pay to such Subordinated Lender all amounts due under any Subordinated Indebtedness in accordance with the terms of thereof or (ii) except as otherwise provided in section 1.11, prevent any Subordinated
    --
Lender from exercising all remedies available to such Subordinated Lender, whether arising under any agreement, document or instrument related thereto, applicable law or otherwise, and (b) no Person is entitled to any third party
                                  -
beneficiary rights or other similar rights on account of or under this section 1 other than the Senior Lenders. The failure to make any payment due in respect of any of the Subordinated Indebtedness or to comply with any of the terms and conditions of any of the agreements, documents and instruments related to any of the Subordinated Indebtedness by reason of any provision of this section 1 shall not be construed as preventing the occurrence of any default or event of default with respect to the Subordinated Indebtedness.

     1.10. Holders of Subordinated Indebtedness Entitled to Assume Payments Not
           --------------------------------------------------------------------
Prohibited in Absence of Notice.  No Subordinated Lender shall at any time
-------------------------------
be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it, unless and until such Subordinated Lender shall have received written notice thereof from the Company or from any Senior Lender or any agent or representative thereof. Prior to the receipt of any such notice, each Subordinated Lender shall be entitled to assume conclusively that no such facts exist, without, however, limiting any right of any Senior Lender under this section 1 to recover from any Subordinated Lender any payment made in contravention of this section 1. Each payment on the Subordinated Indebtedness by the Company shall be deemed to constitute a representation of the Company that such payment is permitted to be paid by the Company under this section 1.

     Each Subordinated Lender shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Lender or to be the agent or representative of any Senior Lender to establish that such notice has been given by any such Person. In the event that such Subordinated Lender determines in good faith that further evidence is required with respect to the right of any such Person to participate in any payment or distribution pursuant to this section 1, such Subordinated Lender may request such Person to furnish evidence to the reasonable satisfaction of such Subordinated Lender as to any fact pertinent to the rights of such Person under this section 1, and if such evidence is not furnished, such Subordinated Lender may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     1.11.  Limitation on Right of Action.  Notwithstanding anything to the
            -----------------------------
contrary contained in any of the Subordinated Notes or any other agreement, document or instrument related thereto, each of the Subordinated Lenders agrees that, until such time that the Maximum Amount of Superior Indebtedness has been repaid, such Subordinated Lender will not accelerate any of the Subordinated Indebtedness or take any other enforcement action with respect to the Subordinated Indebtedness, unless:

            (a) the Senior Lenders shall have accelerated the Superior Indebtedness or shall have foreclosed upon any collateral securing the same;

            (b) a proceeding under the Bankruptcy Code or any similar state statute or law (including any law providing for the appointment of a receiver or other similar official) shall have been commenced by or against the Company by Persons other than the Subordinated Lenders; or

            (c) both (i) an event of default under (and as defined in) the
                      -
     Subordinated Notes shall have occurred and shall have continued uncured and unwaived for a period of 180 days and (ii) prior to accelerating any of the
                                            --
     Subordinated Indebtedness or taking any other enforcement action with respect to the Subordinated Indebtedness, such Subordinated Lender shall have given each Senior Lender written notice of the same (which notice may be given prior to the expiration of such 180-day period), which notice shall specify in reasonable detail the default on the basis of which Subordinated Lender shall take any enforcement action and the enforcement action that such Subordinated Lender then intends to take.

     1.12.  Legends, etc.  The Company covenants to cause each Subordinated Note
            -------------
(or other instrument evidencing any of the Subordinated Indebtedness) now or hereafter issued to contain a provision or legend in substantially the following form:

          THE PAYMENT OF THIS NOTE AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE SUBORDINATED TO THE PAYMENT OF SUPERIOR INDEBTEDNESS AND THE RIGHTS OF THE HOLDERS OF SUPERIOR INDEBTEDNESS

          UPON THE TERMS OF SUBORDINATION SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED DECEMBER 12, 2000 AMONG THE ISSUER(S) OF THIS NOTE AND CMGI, INC., AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.


2.   Sharing of Certain Payments on Subordinated Indebtedness.  Each of the
     --------------------------------------------------------
Subordinated Lenders agrees with each of the other Subordinated Lenders that any payment or distribution (in cash, property or securities (including Permissible Securities) by setoff or otherwise (including any Liquidation Payment)), direct or indirect, of or on account of any Subordinated Indebtedness (or any collateral securing the same) which is actually received by such Subordinated Lender at a time at which any default in payment on any Subordinated Indebtedness has occurred and is continuing with respect to any Subordinated Indebtedness shall be shared with and paid by such Subordinated Lender to each of the other Subordinated Lenders in proportion to the outstanding principal amount of the Subordinated Indebtedness owing to each of the Subordinated Lenders at the time such payment or distribution is made.

3.   Notices.  All communications provided for herein shall be in writing and
     -------
sent (a) by telecopy if the sender on the same day sends a confirming copy of
      -
such communication by a recognized overnight delivery service (charges prepaid),
(b) by a recognized overnight delivery service (charges prepaid), or (c) by
 -                                                                    -
messenger. The respective addresses of the parties hereto for purposes of this Agreement are set forth in the Note and Warrant Purchase Agreement of even date herewith by and between the Company and CMGI. Any party may change its address (or telecopy number) by notice to each of the other parties in accordance with this section 3. Communications under this Agreement shall be deemed given only when actually received.

4.   Several Obligations of Subordinated Lenders.  The rights and obligations of
     -------------------------------------------
the Subordinated Lenders hereunder are several and not joint and several. No Subordinated Lender shall be liable, directly or indirectly, hereunder on account of any act or omission of any other Subordinated Lender.

5.   Binding Effect.  This Agreement shall be binding upon the Company, and its
     --------------
successors and assigns, each existing and future Subordinated Lender, and each existing and future Senior Lender.

6.   Amendments and Waivers.   This Agreement may not be amended nor may
     ----------------------
compliance with the terms hereof be waived except by a written instrument signed by the Senior Lenders holding not less than a majority of the aggregate principal amount of Superior Indebtedness at the time outstanding, the Subordinated Lenders holding not less than a majority of the aggregate principal amount of Subordinated Indebtedness at the time outstanding, and the Company.

7.   Governing Law; Jurisdiction.  This Agreement, including the validity hereof
     ---------------------------
and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Each of the parties hereto, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in The Commonwealth of Massachusetts and consents to the jurisdiction of the courts of The Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. Each of the parties hereto further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address referred to in section 3 or as otherwise provided under the laws of The Commonwealth of Massachusetts. Notwithstanding the foregoing, each of the parties hereto agrees that nothing contained in this section 7 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than The Commonwealth of Massachusetts.

8.   Miscellaneous.  The headings in this Agreement are for purposes of
     -------------
reference only and shall not limit or otherwise affect the meaning hereof or thereof. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the parties hereto, as the case may be, on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

           [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.



                             NAVISITE, INC.


                             By: /s/ Joel Rosen
                                ---------------------------
                                Name:  Joel Rosen
                                Title: Chief Executive Officer



                             CMGI, INC.


                             By: /s/ Andrew J. Hajducky III
                                ---------------------------
                                Name:  Andrew J. Hajducky III
                                Title: Chief Financial Officer
                                       and Treasurer



                   Signature Page to Subordination Agreement